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                                                                   EXHIBIT 10.23


                                                                  EXECUTION COPY



                             THE HOLMES GROUP, INC.
                                 ONE HOLMES WAY
                          MILFORD, MASSACHUSETTS 01757


                           WARRANT PURCHASE AGREEMENT

The Banks referred to below
c/o Fleet National Bank, as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110


                    Dated as of: May 7, 2001


Ladies and Gentlemen:

                  The undersigned, The Holmes Group, Inc., a Massachusetts corporation (hereinafter, together with its successors and assigns, the "Company"), proposes to issue and sell to each of Fleet National Bank, Antares Capital Corporation, Captiva IV Finance Ltd., Chase Manhattan Bank, Citizens Bank of Massachusetts, Comerica Bank, First Massachusetts Bank, Franklin Floating Rate Trust, Great Point CLO 1999-1 Ltd., Heller Financial, Inc., Key Corporate Capital, Inc., LaSalle Bank National Association, Syndicated Loan Funding Trust, Magnetite Asset Investors LLC, Merrill Lynch Prime Rate Portfolio, Merrill Lynch Senior Floating Rate Fund, Inc., National City Bank, Pilgrim America High Income Investments Ltd., Pilgrim CLO 1999-1 Ltd., SEQUILS-Pilgrim I, Ltd., Pilgrim Prime Rate Trust, The Provident Bank, Star Bank, National Association, Transamerica Business Credit Corporation, Travelers Corporate Loan Fund Inc., The Travelers Insurance Company, Van Kampen Prime Rate Income Trust and Van Kampen Senior Income Trust (together with their respective successors and assigns, each a "Bank" and, collectively, the "Banks"), Common Stock Purchase Warrants of the Company in the form of Exhibit A hereto, on the terms and subject to the conditions contained in this Agreement.

                  Accordingly, the parties hereto agree as follows:
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                                    ARTICLE I

                              CERTAIN DEFINED TERMS

         As used herein, the following terms shall have the respective meanings assigned to them in this Article I:

         "Adjusted Net Worth" shall mean, in connection with any liquidation or sale of assets by the Company, the consolidated net worth of the Common Stock of the Company, determined in accordance with generally accepted accounting principles, taking into account (i) the total consideration received by the Company for such transactions, (ii) the transaction costs, (iii) any liabilities of the Company to be discharged or assumed by a third party in connection with such transaction, and (iv) the aggregate liquidation value of any of the then outstanding shares of Preferred Stock of the Company.

         "Affiliate" means, with respect to any Person, any other Person (i) that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such person or (ii) that directly or indirectly holds a material interest in such person, or in which such person directly or indirectly holds a material interest.

         "Amendment" shall mean the Fourth Amendment to Amended and Restated Revolving Credit and Term Loan Agreement and Limited Waiver dated as of the date hereof among the Company, certain subsidiaries of the Company, Fleet National Bank, as administrative agent, and certain other financial institutions party thereto.

         "Articles of Organization" shall have the meaning ascribed to that term in Section 2.1(a) hereof.

         "Bank" shall have the meaning ascribed to that term in the preamble hereto.

         "Bank Affiliate" shall have the meaning ascribed to that term in
Article XII hereof.

         "Call Closing Date" shall have the meaning ascribed to that term in
Section 9.1 hereof.

         "Call Notice" shall have the meaning ascribed to that term in
Section 9.1 hereof.

         "Call Repurchase Price" shall have the meaning ascribed to that term in
Section 9.2 hereof.

         "Capital Transaction" means any of the following: (i) one or more mergers, consolidations, liquidations or sales of more than fifty percent (50%) of the assets of the Company or other similar corporate actions pursuant to which the Company or the holders of Common Stock and/or Preferred Stock receive cash, securities, or other property, or (ii) the Common Stock and/or Preferred Stock of the Company is sold in a transaction or a series of related transactions to one or more
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Persons who is not one of the Principals (as defined in the Credit Agreement)
and which Person or Persons hold, in the aggregate, a majority of the voting power of the capital stock of the Company after the transaction(s).

         "Closing" shall have the meaning ascribed to that term in Article IV hereof.

         "Closing Date" means the date of the Closing.

         "Closing Price" means, with respect to shares of Common Stock on any day, (i) the last reported sales price on such day on the principal stock exchange or Nasdaq National Market System or Nasdaq SmallCap Market on which such Common Stock is then listed or admitted to trading, as of the end of the "regular" trading day, (ii) if no sale takes place on such day on any such exchange, system or market, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, system or market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the Nasdaq National Market System or the Nasdaq SmallCap Market, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation System or the National Quotation Bureau, Inc. (or any similar firm then engaged in such business), or (iv) if such prices in the over-the-counter market are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company, acting in good faith.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" shall have the meaning ascribed to that term in
Section 2.1(a) hereof.

         "Company" shall have the meaning ascribed to that term in the preamble hereto.

         "Credit Agreement" shall mean the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 5, 1999, as amended and in effect from time to time, among the Company, certain subsidiaries of the Company, Fleet National Bank, as administrative agent, and certain other financial institutions party thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

         "Existing Registration Rights Agreement" means the Registration Rights Agreement dated as of November 26, 1997 among the Company and certain holders of Common Stock, as amended and in effect from time to time.

         "Fair Market Value" means the fair value per share of the applicable shares as of the applicable date on the basis of a sale of such shares in an arms length private sale between a willing buyer and a willing seller, neither acting under compulsion. In determining such Fair Market Value, no discount shall be taken for constituting a minority interest and no upward adjustment or discount shall
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be taken relating to the fact that the shares in question are subject to the restrictions and entitled to the rights provided hereunder. Such Fair Market Value shall be determined in good faith by the Board of Directors of the Company; provided that if the Investors object in writing within fifteen (15) days of being notified of the Board of Directors' determination of the Fair Market Value, then the Fair Market Value shall be determined by an independent appraiser selected by the Company and the Investors. The determination of the independent appraiser (which determination shall not be less than the determination of the Company's Board of Directors) shall be delivered to each of the Company and the Investors within thirty (30) days of such independent appraiser's selection and shall be conclusive and binding upon the Company and each of the Investors to which such call relates. All expenses of the independent appraiser shall be borne 50% by the Company and 50% by the Investors to which such call relates on a pro rata basis based on the number of shares for which such Warrants held by each of such Investors are exercisable and the number of such Warrant Shares held by each of such Investors.

         "Form S-3", "Form S-4" and "Form S-8" means the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

         "Holders" means, collectively, all Investors, including all transferees of Investors; and the term "Holder" shall mean any one of the Holders.

         "Indemnified Party" shall have the meaning ascribed to that term in
Section 8.6(c) hereof.

         "Indemnifying Party" shall have the meaning ascribed to that term in
Section 8.6(c) hereof.

         "Investor Consent" means, at any particular date, the consent, approval or vote of the Majority Investors.

         "Investor Shares" means, in relation to any Investor at any particular date, (i) all shares of Common Stock held of record by such Investor (other than, with respect to Fleet National Bank, the shares of Common Stock acquired by FSC Corp. prior to the date hereof) on such date, and (ii) all shares of Common Stock issuable by the Company to such Investor upon conversion of or in exchange for or upon exercise of rights under all other capital stock or other securities (including the Warrants and any other warrants and options) of the Company held of record by such Investor on such date; and, in this Agreement, each Investor shall be deemed to hold of record on any particular date the total number of shares of Common Stock issuable by the Company upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including the Warrants and any other warrants or options) of the Company then held of record by such Investor.

         "Investors" means, collectively, (i) each of the Banks so long as such Banks shall continue to own and hold of record any of the Securities, (ii) each transferee
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of any of the Banks so long as such transferee shall continue to own and hold of record any of the Securities, and (iii) each transferee of any other Investor so long as such transferee shall continue to own and hold of record any of the Securities; provided that the term Investors shall not include any transferee which acquires Securities pursuant to an effective registration statement or in an open market transaction pursuant to Rule 144.

         "Majority Investors" means, in relation to the Investors at any particular date, Investors holding of record or deemed to be holding of record, at such date, at least fifty-one percent (51%) of the total number of all Investor Shares then held or deemed held of record by all Investors on such date.

         "Majority of Registrable Securities" means, in relation to any registration, more than fifty percent (50%) of all Registrable Securities included or to be included in such registration.

         "Nasdaq" means the National Association of Securities Dealers automated quotation system.

         "Person" means an individual, corporation, partnership, joint venture, limited liability company, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Piggyback Registration" shall have the meaning ascribed to that term in Section 8.1(c) hereof.

         "Preferred Capital Stock" shall have the meaning ascribed to that term in Section 7.5(b) hereof.

         "Preferred Stock" shall have the meaning ascribed to that term in
Section 2.1(a) hereof.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

         "Put Repurchase Price" shall have the meaning ascribed to that term in
Section 9.1 hereof.

         "Qualified Public Offering" shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which not less than $20,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

         "register, registered and registration" refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities
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                                      -6-


Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

         "Registrable Securities" means, in relation to the Holders at any particular time: (A) all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under any capital stock or other securities (including, without limitation, options and warrants) of the Company held of record by Holders at such time; and (B) all shares of Common Stock held of record at such time by Holders (other than, with respect to Fleet National Bank, the shares of Common Stock acquired by FSC Corp. prior to the date hereof).

         "Registration Expenses" shall have the meaning ascribed to that term in
Section 8.6(a) hereof.

         "Registration Period" shall have the meaning ascribed to that term in
Section 8.1(g) hereof.

         "Registration Statement" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "Rule 144" means Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

         "Securities" means the Warrants and the Warrant Shares.

         "Securities Act" means the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

         "Stock Option Plan" means the Company's 1997 Stock Option Plan, as amended from time to time.

         "Subsidiary" means, in relation to the Company at any particular time, any other corporation at least fifty percent (50%) of the outstanding voting shares in the capital of which shall be owned or controlled (whether directly or indirectly) by the Company and/or by any one or more of the Company's other Subsidiaries.

         "Trading Day" shall mean any day on which trading takes place (a) if the Common Stock is then listed or admitted to trading on the Nasdaq National Market, on the Nasdaq National Market, (b) if the Common Stock is then listed or admitted to trading on the Nasdaq SmallCap Market, on the Nasdaq SmallCap Market, (c) if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or (d) otherwise, in the over-the-counter market and prices reflecting such trading are published by the National Association of Securities Dealers Automated Quotation System or the National Quotation Bureau, Inc.
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         "Underwriters' Maximum Number" shall have the meaning ascribed to that term in Section 8.1(e) hereof.

         "underwritten registration" or "underwritten offering" refers to any registration in which securities of the Company are sold or to be sold pursuant to a firm commitment underwriting.

         "Warrants" shall have the meaning ascribed to that term in Section 2.2(a) hereof and shall in any event include all other warrants delivered in exchange or in substitution therefor.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of any of the Warrants.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Banks as follows:

         SECTION 2.1. CAPITALIZATION OF COMPANY.

         (a) The authorized capital stock of the Company consists of: 25,000,000 shares of common stock, par value $.001 per share (the "Common Stock"). The Common Stock has the voting powers, rights, and privileges stated therefor in the Company's Articles of Organization, as amended (the "Articles of Organization").

         (b) The Company's issued and outstanding securities consist of 20,336,567 shares of Common Stock. All of such shares of Common Stock have been duly and validly issued and are fully paid and non-assessable.

         (c) Except for the Warrants, the Company has not granted or issued any options, warrants or other rights to acquire any shares of Preferred Stock or Common Stock, and there are no outstanding agreements of the Company for the purchase or sale of any shares of Preferred Stock or Common Stock or outstanding securities exercisable for or convertible into shares of Preferred Stock or Common Stock, other than options granted under the Stock Option Plan exercisable for up to 4,232,765 shares of Common Stock.

         SECTION 2.2. AUTHORIZATION OF WARRANTS.

         (a) The Board of Directors of the Company has duly and properly authorized (i) the issuance to the Banks of the Company's Common Stock Purchase Warrants in the form of Exhibit A annexed hereto (the "Warrants") evidencing rights to subscribe for and purchase from the Company 1,293,123 shares of the Company's Common Stock constituting in the aggregate 5% of the issued and outstanding Common Stock determined on a fully-diluted basis (including, but not limited to, issued options) as of May 7, 2001 and (ii) the issuance to the holders of the Warrants of the shares of Common Stock issuable
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by the Company upon exercise of the Warrants. Upon the issuance of the shares of
Common Stock issuable by the Company upon exercise of the Warrants, such shares shall be duly and validly issued, fully paid and nonassessable.

         (b) Subject to the prior expiration of the Warrants pursuant to Section
2.4 of the Warrants, the Warrants will be exercisable at a price, subject to adjustment as therein provided, of $5.04 per Warrant Share. The Warrants will be in the form of Exhibit A annexed to this Agreement.

         SECTION 2.3. APPROVALS; NO CONFLICTS, ETC.

         (a) No approval, consent, authorization or other order of, and no designation, filing, registration, qualification or recording with, any governmental authority, domestic or foreign, stock exchange or similar governing body is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, other than approvals, filings and registrations with the Commission, Nasdaq, and similar governmental authorities or governing bodies in connection with the exercise of registration rights under Article VIII hereof.

         (b) The execution and delivery of this Agreement by the Company, and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby, do not result in any breach or violation of, or any default under, any term or provision of (i) the Company's Articles of Organization or By-laws, (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement, debt instrument or other agreement or instrument to which it is a party or by which it is bound or to which any of its property is subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties.

         (c) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which challenges the validity of any action taken or to be taken pursuant to or in connection with this Agreement or the issuance of the Warrants or the Warrant Shares.

         SECTION 2.4. OFFERING. Subject to the representations and warranties of the Banks in Article VI hereof, the offer, sale and issuance of the Securities as contemplated by this Agreement are not subject to the registration requirements of the Securities Act, and neither the Company, nor anyone acting on its behalf, has taken or will take any action that would cause such registration requirements to be applicable.

         SECTION 2.5. REGISTRATION RIGHTS. Except for the Existing Registration Rights Agreement, the Company is not under any obligation to register under the
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Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

                                   ARTICLE III

                              SALE AND PURCHASE OF
                               WARRANTS AT CLOSING

         At the Closing hereunder, the Company will issue and sell to the Banks or their designees, and, subject to the terms and conditions hereof and in reliance upon the written representations and warranties of the Company, the Banks or their designees will severally purchase from the Company, the Warrants, in the respective amounts set forth on Schedule 3.1 attached hereto. The aggregate purchase price for the Warrants shall be the Banks entering into the Amendment, and no additional consideration shall be payable to the Company with respect to the issuance of the Warrants.

                                   ARTICLE IV

                                   THE CLOSING

         The closing under this Agreement (the "Closing") will take place at the offices of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts at 10:00 a.m., local time, on May 7, 2001, or at such other time and on such other date as may be mutually agreed upon in writing by the Banks and the Company. At the Closing, the Company will (among other things) deliver to the Banks the Warrants purchased by the Banks hereunder, duly executed by the Company, and the Banks will deliver to the Company the aggregate purchase price payable by the Banks for the Warrants by executing and delivering to the Company the Amendment. In addition, at the Closing, the Company will deliver to the Banks an opinion of counsel in form and substance satisfactory to the Banks.

                                    ARTICLE V

                      ADDITIONAL REPRESENTATIONS OF COMPANY

         The Company hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Company, and to the extent that such representations and warranties relate expressly to an earlier date).

                                   ARTICLE VI

                          REPRESENTATIONS OF THE BANKS

         Each of the Banks represents and warrants to the Company that:
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                                      -10-


         (a) Such Bank is purchasing Warrants from the Company in accordance with the terms hereof for such Bank's own account without a view to any distribution thereof in violation of the Securities Act, but, subject, nevertheless, to any requirement of law that the disposition of such Bank's property shall at all times be within such Bank's control. Such Bank has been informed and understands that the Securities have not been registered pursuant to the provisions of Section 5 of the Securities Act and must be held indefinitely unless such Securities are subsequently registered under the provisions of the Securities Act or an exemption from such registration is available.

         (b) Such Bank is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

         (c) Such Bank understands that each stock certificate or instrument representing or evidencing any Securities shall bear a legend in or substantially in the following form:

         "THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND
         MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAW.

         ThIS WARRANT AND THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO A CALL RIGHT OF THE COMPANY AND CERTAIN OTHER RESTRICTIONS CONTAINED IN A WARRANT PURCHASE AGREEMENT DATED AS OF MAY 7, 2001 AMONG THE COMPANY AND CERTAIN HOLDERS OF WARRANTS OF THE COMPANY. UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, A COPY OF THE WARRANT PURCHASE AGREEMENT WILL BE PROVIDED WITHOUT CHARGE TO APPROPRIATELY INTERESTED PERSONS.

                                   ARTICLE VII

                              COVENANTS OF COMPANY

         The Company hereby covenants with each of the Investors that, except as otherwise expressly permitted or provided, in any particular instance, by a written Investor Consent:

         SECTION 7.1. RECORDS AND ACCOUNTS. The Company will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.
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                                      -11-


         SECTION 7.2. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Company will deliver to each of the Investors:

                           (a) as soon as practicable, but in any event not
                  later than ninety (90) days after the end of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries and the consolidating balance sheet of the Company and its Subsidiaries (with any reference to consolidating statements of Subsidiaries in this Section 7.2 to mean that term as applied to the accounts and financial statements, as applicable, of business lines), each as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by PricewaterhouseCoopers LLP or by other independent certified public accountants of nationally recognized standing selected by the Company;

                           (b) as soon as practicable, but in any event not
                  later than (i) forty-five (45) days after the end of each fiscal quarter of the Company and (ii) sixty (60) days after the end of the last fiscal quarter of the Company, copies of the unaudited consolidated balance sheet of the Company and each of its Subsidiaries and the unaudited consolidating balance sheet of the Company and each of its Subsidiaries, each as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow and consolidating statement of income for the portion of the Company's fiscal year then elapsed, each setting forth in comparative form the figures for the previous fiscal year and a comparison setting forth the corresponding figures from the budgeted or projected figures for such period, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial position of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

                           (c) as soon as practicable, but in any event within
                  (i) thirty (30) days after the end of each of the first two
                  (2) months in each fiscal quarter of the Company, (ii) forty-five (45) days after the end of the last month in each fiscal quarter, other than the last month of any year, and
                  (iii) sixty (60) days after the end of the last month in each fiscal year of the Company, unaudited monthly consolidated financial statements of the Company and its Subsidiaries for such month and unaudited monthly consolidating financial statements of the Company and its Subsidiaries for such month, each setting forth in comparative form the figures for the previous fiscal year and a comparison setting forth the corresponding figures from the budgeted or projected figures for such period and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Company that the information contained in such financial statements fairly presents the financial condition of the Company and its Subsidiaries on the date thereof (subject to year-end adjustments);

                           (d) contemporaneously with the filing or mailing
                  thereof, copies of all materials filed with the Commission or sent to the stockholders of the Company; and

                           (e) from time to time such other financial data and
                  information (including accountants' management letters) as any Investor may reasonably request.

         So long as the Credit Agreement remains in effect, the Company may satisfy its obligations under this Section 7.2 by delivering to the Agent (as defined in the Credit Agreement), for the benefit of each Investor, the information which it is required to deliver to the Banks under the corresponding covenants contained in the Credit Agreement at the times required by such covenants. In the event the Credit Agreement is no longer in effect, the Company may satisfy its obligations under this Section 7.2 by delivering to the Investors the information required under Section 7.2 (a) and (b) hereof or, contemporaneously with the filing thereof, copies of the Company 's Form 10-Q and Form 10-K filed with the Commission.

         SECTION 7.3. INSPECTION.

         (a) The Company shall permit the Investors, through any of their duly authorized representatives, to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine the books of account of the Company and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as any Investor may reasonably request. Any information concerning the Company or any of its Subsidiaries obtained by any Investor in connection with any such visit, inspection or examination will be kept confidential by such Investor.

         SECTION 7.4. ISSUANCE OF PREFERRED CAPITAL STOCK, ETC.

         (a) The Company will not at any time after the Closing Date issue (whether by way of a dividend payment or otherwise), sell or grant to any Person or Persons, (i) any shares of Preferred Capital Stock, (ii) any securities convertible into or exchangeable for or carrying any rights to acquire any shares of Preferred Capital Stock, or (iii) any options, warrants or any other rights to acquire any shares of Preferred Capital Stock; provided, however, that the Company may issue Preferred Capital Stock to (A) the holders of any note or other indebtedness of the Company in exchange for the cancellation of such note or other indebtedness provided that the aggregate liquidation preference of such Preferred Capital Stock does not exceed the face amount of such note or other indebtedness, (B) any

Person in exchange for cash equal to or greater than the liquidation preference for such Preferred Capital Stock, (C) any Person in connection with the purchase of assets from such Person provided that the number of shares of Preferred Capital Stock issued in connection therewith is equal to the quotient obtained by dividing the amount of the purchase price to be paid in Preferred Capital Stock by the Fair Market Value of a share of Preferred Capital Stock, and (D) any Person in connection with a merger or consolidation with such Person provided that the number of shares of Preferred Capital Stock issued in connection therewith is equal to the quotient obtained by dividing the amount of the consideration to be paid in Preferred Capital Stock by the Fair Market Value of a share of Preferred Capital Stock.

         (b) The term "Preferred Capital Stock" shall mean: any class or any series of any class of the capital stock of the Company: (i) which shall be entitled, upon any distribution of any assets of the Company, whether by dividend or by liquidation or by redemption, to any preference ranking prior or superior to the Common Stock; or (ii) which shall be entitled, upon any redemption of any shares of such capital stock, whether at the option of the Company, at the option of the holders thereof, or upon the happening of any specified events, to any preference in redemption payments ranking prior or superior to the Common Stock; or (iii) the holders of which shall be or may become entitled, at any time or upon the happening of any specified events or conditions, to more than one vote for each share of such capital stock held by such holders; or (iv) which shall be convertible into, or exchangeable for, whether at the option of the Company, at the option of the holders thereof, or upon the happening of any specified events or conditions, any shares of Preferred Capital Stock of any class or series.

         SECTION 7.5. AMENDMENTS TO CHARTER DOCUMENTS; ETC. The Company may modify, amend or supplement the Company's Articles of Organization or By-laws provided the rights of each stockholder of the Company are similarly affected by such modification, amendment or supplement.


                                  ARTICLE VIII

                               REGISTRATION RIGHTS

         The Company hereby grants to the Investors certain rights to participate with the Company in any registration by the Company of Common Stock under the Securities Act. The provisions governing such registration rights are set out in this Article VIII. The Company and the Investors hereby absolutely and unconditionally agree to be bound and governed by, and specifically make and adopt, all of the terms and provisions contained in this Article VIII. A Holder shall, for all purposes of this Article VIII, unless the context shall otherwise require, be deemed to hold, at any particular time, all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including, without limitation, options and warrants) of the Company held of record by such Holder at such time.

         SECTION 8.1. PIGGYBACK REGISTRATIONS.

         (a) Rights to Piggyback.

                  (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company's own account or for the account of any of its securityholders (other than the Holders of Registrable Securities in their capacity as Holders) (each such registration being herein called a "Piggyback Registration"), the Company will give written notice to all Holders of Registrable Securities of the Company's intention to effect such Piggyback Registration not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any Persons (other than the Holders of Registrable Securities in their capacities as Holders), and (B) thirty
         (30) days prior to the anticipated filing date of such Piggyback Registration. The Holders of Registrable Securities shall not make any public disclosure that the Company proposes to register any of its securities prior to the time such information is publicly available.

                  (ii) Subject to the provisions contained in paragraphs (c) and
         (d) of this Section 8.1 and in the last sentence of this clause (ii),
         (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Registrable Securities pursuant to Section 8.1(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

         (b) Piggyback Registration Expenses. The Company will pay all Registration Expenses of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

         (c) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (the "Underwriters' Maximum Number"), then: (i) the Company shall include in such registration that number of securities which the Company (or other securityholder for whose account the registration is made) proposes to offer and sell in such registration and which does not exceed the Underwriters' Maximum Number; (ii) if the registration is made for the account of a securityholder exercising its registration rights and the Underwriters' Maximum Number exceeds the number of securities which such securityholder proposes to offer and sell in such registration, then the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number, (iii) if the Underwriters' Maximum Number exceeds sum of the number of securities which the Company shall be required to include in such registration for the account of the securityholder requesting such registration and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration the number of securities requested to be included in such registration by the Holders of Registrable Securities and any other securityholders of the Company having piggyback rights to the extent that such number does not exceed such excess, and such securities shall be allocated pro rata among such Holders of Registrable Securities and other securityholders on the basis of the number of securities requested to be included therein by each such Holder of Registrable Securities and other securityholder; and (iv) if the Underwriters' Maximum Number exceeds the sum of the number of securities which the Company shall be required to include in such registration pursuant to clauses (i) and (iii) and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons shall have requested be included in such registration and which shall not be greater than such excess.

         (d) Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

         SECTION 8.2. LOCKUP AGREEMENTS.

         (a) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities, if the Company or the managing underwriters so request in connection with such registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven (7) days prior to, and during the one hundred eighty (180) day period (such period not to exceed 90 days if such registration is other than the Company's initial public offering) commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration, except, in each case, to the extent such Holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser as set forth in an opinion of counsel provided to the Company; provided that each officer and director of the Company and each holder of more than one percent (1%) of the issued and outstanding shares of Common Stock shall enter into similar agreements. Without limiting the scope of the term "fiduciary", a Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

         (b) Restrictions on Public Sale by Company. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the one hundred and eightieth day following (such period not to exceed 90 days if such registration is other than the Company's initial public offering), the effective date of any underwritten Piggyback Registration, except in connection with any such underwritten registration and except for any offering pursuant to an employee benefit plan and registered on Form S-8 or a transaction registered on Form S-4.

         SECTION 8.3. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (provided, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which the Holders of a Majority of the Registrable Securities covered by such Registration Statement shall reasonably object);

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for not more than six (6) months and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

         (c) upon request, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable

Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

         (e) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such seller;

         (f) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market System;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

         (h) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a Majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

         (i) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

         (j) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 8.6(b) hereof;

         (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

         (l) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

         (m) cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

         (n) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

         (o) use its best efforts to obtain:

                  (i) at the time of effectiveness of each registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Holders of a Majority of the Registrable Securities covered by such registration and the underwriters reasonably request; and

                  (ii) at the time of any underwritten sale pursuant to a Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders of a Majority of the Registrable Securities covered by such Registration Statement and the underwriters reasonably request;

         (p) use its best efforts to obtain, at the time of effectiveness of each Piggyback Registration and at the time of any sale pursuant to each registration, an opinion or opinions, favorable in form and scope to the Holders of a Majority of the Registrable Securities covered by such registration, from counsel to the Company in customary form; and

         (q) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

         SECTION 8.4. COOPERATION BY PROSPECTIVE SELLERS, ETC.

         (a) Information Requests. Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller in connection with any Registration Statement with respect to such Registrable Securities.

         (b) Failure to Cooperate. The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Article VIII shall not affect the obligations of the Company under this Article VIII to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

         (c) Suspension of Sales. The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any

Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         (d) Removal of Shares from Registration. At the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by Section 8.3 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 8.4), the Holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

         (e) Warrants or Options. Notwithstanding any other provision herein to the contrary, no Holder of Registrable Securities which constitute warrants or options shall be required to exercise such warrants or options in connection with any registration until the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options. The Company shall enter into such agreements and shall otherwise cooperate with the Holders of Registrable Securities in order to ensure that such Holders are not required to exercise any warrants or options prior to the date of the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options.

         SECTION 8.5. REGISTRATION EXPENSES.

         (a) Expenses Borne by the Company. All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to
Section 8.2 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and of counsel for the sellers of Registrable Securities (subject to the limitations contained in paragraph (b) of this Section 8.5), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions, but including underwriters' liability insurance if the Company or if the underwriters so require), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other Persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

         (b) Attorneys' Fees; Taxes. In connection with each registration of Registrable Securities pursuant to this Article VIII, the Company will reimburse the Holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of one law firm which acts as counsel chosen by the Holders of a Majority of Registrable Securities. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this Article VIII.

         (c) Payment by Holder. To the extent that Registration Expenses incident to any registration are, under the terms of this Article VIII, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

         SECTION 8.6. INDEMNIFICATION.

         (a) Indemnification by Company. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act), against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, officer, director, partner, controlling Person, and underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, officer, director, partner, controlling Person, or underwriter and stated to be exclusively and specifically for use therein.

         (b) Indemnification by Each Holder. Each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the

Company and its officers and directors and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in any instrument duly executed by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto. The maximum liability under this paragraph (b) of each Holder joining in any registration shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration.

         (c) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 8.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification pursuant to this Section 8.6 (the "Indemnifying Party") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and provided further, that if any Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to and are inconsistent with those available to the Indemnifying Party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8.6, the Indemnifying Party shall not have the right to assume the defense of such action on behalf such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party and any Person controlling such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8.6; and provided, further, that the failure by any Indemnified Party to give notice as provided in this paragraph (c) shall not relieve the Indemnifying Party of its obligations under this Section 8.6 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged (or the indemnification liability of such Indemnifying Party hereunder would be increased) solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each

Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this
Section 8.7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (d) Contribution in Lieu of Indemnification. If the indemnification provided for in this Section 8.6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expense (or actions in respect thereof) referred to therein, then the Indemnifying Party in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         SECTION 8.7. RULE 144 REQUIREMENTS; FORM S-3. The Company will make every effort in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable form adopted by the Commission), and to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to such Rules. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144 or Rule 144A. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than one (1) year, and (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

         SECTION 8.8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration pursuant to this Article VIII unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled, under the provisions contained in this Article VIII, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements, provided, however, that no such indemnities or underwriting agreements shall provide for indemnification or contribution obligations of any Holder to a greater extent than the obligations of such Holder set forth in Section 8.6(b) hereof. Any Holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

         SECTION 8.9. NO INCONSISTENT AGREEMENTS. Except for the Existing Registration Rights Agreement, the Company will not, at any time after the effective date of this Agreement, enter into any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to Investors pursuant to Article VIII of this Agreement or otherwise conflicts with the provisions hereof.

         SECTION 8.10. REGISTRABLE SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Article VIII, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders pursuant to and in compliance with any of the terms of
Article VIII of this Agreement.

         SECTION 8.11. TERM. The agreements of the Company contained in this
Article VIII shall continue in full force and effect so long as any Holder holds any Registrable Securities.


                                   ARTICLE IX

                              PUT AND CALL OPTIONS

         SECTION 9.1. RIGHT TO PUT SECURITIES; PUT CLOSING. The Company will give each Investor at least thirty (30) days' prior written notice of any Capital Transaction.

Each Investor may, at their option, by giving the Company at least five (5) days notice before such Capital Transaction, sell and the Company shall be required to repurchase all of such Investor's Securities then outstanding and the repurchase price (the "Put Repurchase Price"), for purposes of this Section 9.1, shall be equal to (a) in the case of each portion of any Warrant exercisable for one Warrant Share, the Put Repurchase Price per Warrant Share as determined pursuant to clause (b) below less the exercise price for such share and (b) in the case of each Warrant Share, (i) in the case of a merger or any other stock transaction, the highest price per share received by any holder of Common Stock in connection with such transaction, and (ii) in the case of any liquidation or sale of assets, the quotient of (A) the Adjusted Net Worth of the Company immediately prior to such liquidation or immediately after such sale, as applicable, divided by (B) the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then issuable upon the exercise of then outstanding warrants, options or convertible securities, in each case to the extent then exercisable.

         SECTION 9.2. RIGHT TO CALL SECURITIES; CALL CLOSING. The Company may, by notice to each of the Investors (the "Call Notice") elect to purchase from such Investors (and each of the Investors hereby agrees to sell to the Company) out of funds legally available therefor, at the Repurchase Price, all but not less than all of the Securities as are then outstanding and have not been sold pursuant to an effective Registration Statement on a date specified in such notice not fewer than thirty (30) nor more than ninety (90) days after the date of the Call Notice. The closing under this Section 9.2 shall take place at the offices of the Company at 10:00 a.m. local time on the date so specified or at such other time and place as the Company and the Investors may agree upon (the "Call Closing Date"). At the closing, each of the Investors will deliver to the Company a certificate or certificates evidencing the Warrant Shares and/or the Warrant or Warrants owned by such Investor, to be repurchased by the Company pursuant to such call (properly endorsed or accompanied by stock powers or assignments with signature(s) guaranteed or similar appropriate documentation of authority to transfer), and the Company shall pay such Investor the Repurchase Price for such Warrants and/or Warrant Shares in cash or in immediately available funds. The repurchase price (the "Call Repurchase Price"), for purposes of this Section 9.2, shall be an amount equal to the greater of (i) in the case of each portion of any Warrant exercisable for one Warrant Share, (a) the Fair Market Value per share less the exercise price per share and (b) $20.00 per share less the exercise price per share, and (ii) in the case of each Warrant Share, the Fair Market Value per share and $20.00 per share.

         SECTION 9.3. PAYMENT. The Company shall be required to pay the Put Repurchase Price simultaneously with the consummation of the Capital Transaction and the payment of the Put Repurchase Price shall be a condition precedent to the closing of such Capital Transaction. The Company agrees not close such Capital Transaction without paying the Put Repurchase Price to the Investors. The Company shall be required to pay the Call Repurchase Price at any closing under Section 9.2 hereof. Each such repurchase price shall be paid out of funds legally available therefor in cash or immediately available funds. In the event that any portion of the aggregate Call Repurchase Price is not paid as a result of any insufficiency of legally available funds, the failure to obtain any consent required the Credit Agreement or otherwise, the call under Section 9.2 hereof shall automatically be rescinded as to all holders. The Company may assign its call rights to an Affiliate provided such Affiliate agrees in writing to be bound by the terms and provisions of this Agreement.

         SECTION 9.4. TERMINATION OF PUT & CALL. Each Investor's right to put Securities pursuant to Section 9.1 and the Company's right to call Securities pursuant to Section 9.2 shall terminate on the completion of a Qualified Public Offering.

                                    ARTICLE X

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

         SECTION 10.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties of the Company and of the Banks and the Investors contained in this Agreement, or any agreement, instrument or document delivered pursuant to any of the provisions of this Agreement, shall survive the execution and delivery of this Agreement, any examination or investigation conducted by or on behalf of the Company or the Banks, and the Closing hereunder.

         SECTION 10.2. INDEMNIFICATION FOR MISREPRESENTATIONS. The Company agrees to indemnify and hold each of the Banks harmless from and against, and to pay to each of the Banks, on demand by any Bank from time to time, the full amount of any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) resulting to any Bank from any false, incorrect or misleading representation or warranty of the Company contained in this Agreement, or any agreement, instrument or document delivered by the Company to any Bank pursuant to any of the provisions of this Agreement.

         SECTION 10.3. EXPENSES. Whether or not all or any of the arrangements or transactions contemplated by this Agreement or by any of the Warrants shall be consummated, the Company agrees to pay to the Investors, on demand by the Investors at any time and as often as the occasion therefor may require: (a) all of the reasonable legal fees, plus all reasonable out-of-pocket expenses and disbursements, of Bingham Dana LLP, special counsel for Fleet National Bank, which have been or shall be incurred or sustained at any time in connection with the preparation, negotiation, execution or delivery of this Agreement, any of the Warrants or any other agreements, instruments or documents relating thereto; and (b) all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by any Investor at any time in connection with any modifications or amendments to or consents, approvals or waivers under this Agreement or any of the Warrants, or in connection with any litigation, proceeding or dispute arising out of or relating to this Agreement or any of the Warrants or relationships created thereby, or in connection with any action or proceeding taken by any Investor to protect or preserve all or any of the rights, remedies, powers or privileges of such Investor under any of such documents or to enforce any of the covenants, agreements or obligations of the Company under any of such documents (including, without limitation, all of the reasonable fees and disbursements of legal counsel for each Investor).

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. NOTICES.

         (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (i) if to the Company, at the address of the Company set forth on the first page hereof, or at such other address as shall have been furnished to each of the Investors in writing by the Company, and a copy thereof shall in any event be simultaneously transmitted to Donald Siegel, P.C., Posternak Blankstein & Lund, L.L.P., 100 Charles River Plaza, Boston, Massachusetts 02114-2723; or

                  (ii) if to any Investor, at such addresses (in each case) as shall have been furnished to the Company and to the other Investors by such Investor in writing, and a copy thereof shall in any event be simultaneously transmitted to Edwin A. Smith, Esq., Bingham Dana LLP, 150 Federal Street, Boston, MA 02110.

         (b) Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

         SECTION 11.2. GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 11.3. AMENDMENTS AND WAIVERS.

         (a) Except as otherwise provided by paragraph (b) of this Section 11.3, and except as otherwise expressly required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless
(i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive a prior written Investor Consent therefor.

         (b) Each of the terms and provisions contained in this Section 11.3 or in the definitions of Investor Consent or Majority Investors contained in
Article I hereof may be amended, modified, supplemented, waived or terminated only by a written instrument or consent signed by the Company and by each of the Investors holding of record any Securities at the effective date thereof.

         (c) In connection with any action taken or to be taken pursuant to paragraph (a) of this Section 11.3, there shall be no obligation or requirement on the part of the Company, any of the Investors or any other Persons (i) to solicit or to attempt to solicit from all of the Investors the consent or approval of all of the Investors for such action, or (ii) to submit any notices of any kind to all of the Investors in advance of any action proposed to be taken pursuant to paragraph (a) of this Section 11.3. However, copies of all written consents or approvals given by Investors in connection with any action taken or to be taken pursuant to and in compliance with paragraph (a) of this
Section 11.3 shall be sent by the Company, promptly after the receipt thereof by the Company, to each Investor who shall have failed or refused to give a written consent or approval for such action.

         (d) Any action taken pursuant to and in compliance with paragraph (a) of this Section 11.3 shall be binding upon the Company and upon all of the Investors, including all of the Investors who shall have failed or refused to give a written consent or approval for such action.

         SECTION 11.4. PROPORTIONAL ADJUSTMENTS. There are references in this Agreement to a specific price per share of the Company's Common Stock or to a specific number of shares in the capital of the Company. The specific price per share and the specific number of shares so stated are effective as of the Closing Date. The specific price per share and the specific number of shares so stated shall (in each case) be proportionally adjusted from time to time if (and on each occasion that) there shall be effected by the Company any stock dividend, stock split, subdivision of shares, combination of shares, reclassification, recapitalization or other similar corporate reorganization affecting the Common Stock of the Company. The exact amount and the effective date of each adjustment effected pursuant to this Section 11.4 shall be determined in good faith and on a reasonable basis by the Board of Directors of the Company. The Company shall promptly notify each Investor in writing of each such adjustment.

         SECTION 11.5. INTEGRATION. Annexed to this Agreement is Exhibit A. Such
Exhibit is an integral part of this Agreement and are hereby incorporated by reference.

         SECTION 11.6. RIGHTS AND OBLIGATIONS SEVERAL. The rights and obligations of each of the parties hereto shall be several (and not joint), except as otherwise expressly provided by this Agreement.

         SECTION 11.7. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any Investor in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 11.8. ENTIRE AGREEMENT. This Agreement and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings or agreements concerning the subject matter hereof.

         SECTION 11.9. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         SECTION 11.10. BINDING EFFECT. All of the covenants and agreements of the Company contained in, and all of the rights granted by the Company pursuant to, this Agreement, shall inure to the benefit of each Investor, including each of the transferees of such Investor. Each Investor may assign or transfer any portion of such rights to any Affiliate or any Bank and all of such rights to any other Person provided that such other Person is not substantially engaged in the business of manufacturing, selling or distributing small portable kitchen appliances or small portable home comfort or personal care appliances.

         SECTION 11.11. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.


                                   ARTICLE XII

                             REGULATORY RESTRICTIONS

Any other provisions hereof to the contrary notwithstanding, no Person which is a bank holding company or a subsidiary of a bank holding company (a "Bank Affiliate") as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder shall be entitled to exercise the right under the Warrants to purchase any share or shares of Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate, (a) as a result of such purchase, such Bank Affiliate would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this Article XII, a written statement of the Bank Affiliate exercising the Warrant, delivered upon surrender of the Warrant pursuant to the terms thereof, to the effect that the Bank Affiliate is legally entitled to exercise its rights under the Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the Company and shall obligate the Company to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof and shall relieve the Company of any liability under this Article XII.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return such counterpart to the undersigned, whereupon this Agreement, as so accepted by you, shall become a binding agreement under seal between you and the undersigned.


                                          Very truly yours,

                                          THE HOLMES GROUP, INC.


                                          By:
                                             ------------------------------
                                               Name:
                                               Title:
Attest


------------------------


                                          Dated as of: May __, 2001

         The foregoing Warrant Purchase Agreement with The Holmes Group, Inc. is hereby accepted by the undersigned on and as of the date thereof.

INVESTORS:

FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.)


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


SYNDICATED LOAN FUNDING TRUST

By: LEHMAN COMMERCIAL PAPER INC., not in its individual
    capacity, but solely as Asset Manager


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

HELLER FINANCIAL, INC.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

LASALLE BANK NATIONAL ASSOCIATION


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


COMERICA BANK


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


KEY CORPORATE CAPITAL INC.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


CITIZENS BANK OF MASSACHUSETTS,
a Massachusetts Bank


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

STAR BANK, NATIONAL ASSOCIATION


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


ANTARES CAPITAL CORPORATION


By:
    ----------------------------------------
    Name:
    Title:

Address:
            --------------------------

             --------------------------


NATIONAL CITY BANK


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


THE PROVIDENT BANK


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


FRANKLIN FLOATING RATE TRUST


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

THE TRAVELERS INSURANCE COMPANY


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


TRAVELERS CORPORATE LOAN FUND INC.
By: Travelers Asset Management International Company LLC


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


MAGNETITE ASSET INVESTORS LLC


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


MERRILL LYNCH PRIME RATE PORTFOLIO


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

PILGRIM PRIME RATE TRUST


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


SEQUILS-PILGRIM I, LTD.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


CAPTIVA IV FINANCE LTD.
as advised by Pacific Investment Management Company LLC

By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


PILGRIM CLO 1999 - 1 LTD.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

GREAT POINT CLO 1999 - 1 LTD.


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


FIRST MASSACHUSETTS BANK


By:
    ----------------------------------------
    Name:
    Title:

Address:
              --------------------------

             --------------------------


TRANSAMERICA BUSINESS CREDIT CORPORATION


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


CHASE MANHATTAN BANK not in its individual capacity, but solely as Trustee of Antares Funding Trust under the Trust Agreement dated as of November 30, 1999 (the "Trust Agreement") between Antares Funding, L.P. (the "Depositor") and Chase Manhattan Bank as trustee (the "Trustee")


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------


VAN KAMPEN SENIOR INCOME TRUST


By:
    ----------------------------------------
    Name:

    Title:

Address:
              --------------------------

              --------------------------


VAN KAMPEN PRIME RATE INCOME TRUST


By:
    ----------------------------------------
    Name:
    Title:

Address:
             --------------------------

             --------------------------

                                  SCHEDULE 3.1

                                                        Number of shares of Common
                                                        Stock for which the Warrants
                                                        may be exercised (such numbers
                                                        are subject to adjustment as
                  Bank                                  provided in the Warrants)
                  ----                                  -------------------------
         Fleet National Bank                                      175,865
         Antares Capital Corporation                               32,328
         Captiva IV Finance Ltd.                                   19,397
         Chase Manhattan Bank                                      28,449
         Citizens Bank of Massachusetts                           108,622
         Comerica Bank                                             56,897
         First Massachusetts Bank                                  18,104
         Franklin Floating Rate Trust                              10,345
         Great Point CLO 1999-1 LTD                                24,569
         Heller Financial, Inc.                                    90,519
         Key Corporate Capital, Inc.                               62,070
         LaSalle Bank National Association                         72,415
         Lehman Commercial Paper, Inc.                             68,536
         Magnetite Asset Investors LLC                             24,569
         Merrill Lynch Prime Rate Portfolio                        47,846
         Merrill Lynch Senior Floating Rate Fund, Inc.             20,690
         National City Bank                                        36,207
         Pilgrim America High Income Investment Ltd.               15,517
         Pilgrim CLO 1999-1 LTD                                    24,569
         SEQUILS-Pilgrim I, Ltd.                                   27,156
         Pilgrim Prime Rate Trust                                  19,397
         Provident Bank                                            19,397
         Star Bank                                                 56,897
         Transamerica Business Credit Corporation                 104,743
         Travelers Corporate Loan Fund Inc.                        10,345
         Travelers Insurance Company                               45,259
         Van Kampen Prime Rate Income Trust                        24,569
         Van Kampen Senior Income Trust                            47,846

                                                                       EXHIBIT A

                                                                  EXECUTION COPY




THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER ARE SUBJECT TO PUT AND CALL RIGHTS AND CERTAIN OTHER RESTRICTIONS CONTAINED IN A WARRANT PURCHASE AGREEMENT DATED AS OF MAY 7, 2001 AMONG THE COMPANY AND CERTAIN HOLDERS OF WARRANTS OF THE COMPANY. UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, A COPY OF THE WARRANT PURCHASE AGREEMENT WILL BE PROVIDED WITHOUT CHARGE TO APPROPRIATELY INTERESTED PERSONS.


                             THE HOLMES GROUP, INC.

                          COMMON STOCK PURCHASE WARRANT

No. W-___

           The Holmes Group, Inc., a Massachusetts corporation, (together with any corporation which shall succeed to or assume the obligations of The Holmes Group, Inc. hereunder, the "Company"), hereby certifies that, for value received, ______________________________ ("Bank"), or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, until the expiration hereof pursuant to Section 2.4 hereof, up to shares of Common Stock, at an initial purchase price per share of $5.04 (such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price"). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

           This Warrant is one of a series of warrants issued pursuant to the Warrant Purchase Agreement (as amended and in effect from time to time, the "Warrant Purchase Agreement"), dated as of May 7, 2001, among the Company, the Bank and certain other holders of warrants of the Company, a copy of which is on file at the principal office of the Company. The holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations of the Warrant Purchase Agreement. In the event of any conflict between the terms of this Warrant and the terms of the Warrant Purchase Agreement, the terms of this Warrant shall be controlling.

1. DEFINITIONS. Terms defined in the Warrant Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain terms are used in this Warrant as specifically defined in Section 13 hereof.

2.         EXERCISE OF WARRANT.


           2.1. Exercise. This Warrant may be exercised at any time or from time to time prior to its expiration pursuant to Section 2.4 hereof by the holder hereof, by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares (without giving effect to any adjustment therein) for which this Warrant shall have been exercised. Upon any exercise of this Warrant, in whole or in part, the holder hereof may pay the aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised in immediately available funds or, in lieu of such payment, the holder may convert this Warrant, in whole or in part, into a number of Warrant Shares determined as follows:

                     X = Y(A-B)/A
where:
                     X = the number of Warrant Shares to be issued to the Holder.

                     Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                     A = the Fair Market Value (as determined below) of one Warrant Share.

                     B = the Exercise Price.

For purposes of this Section 2.1, the fair market value ("Fair Market Value") of a Warrant Share shall mean (a) if the Common Stock of the Company is traded on a nationally recognized securities exchange or over the counter market, the closing price of a share of Common Stock reported for the business day immediately preceding the date of holder's exercise of the Warrant, and (b) if the Common Stock is not traded on a nationally recognized securities exchange or over the counter market, the Fair Market Value as determined in good faith by the Company's Board of Directors.

           2.2. Conflict With Other Laws. Any other provisions hereof to the contrary notwithstanding, no Bank Affiliate shall be entitled to exercise the right under this Warrant to purchase any share or shares of Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate, (a) as a result of such purchase, such Bank Affiliate would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this Section 2.2, a written statement of the Bank Affiliate exercising this Warrant, delivered upon surrender of the Warrant pursuant to the Warrant Purchase Agreement, to the effect that the Bank Affiliate is legally entitled to exercise its right under this Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the Company and shall obligate the Company to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof and shall relieve the Company of any liability under this Section 2.2.

           2.3. Warrant Agent. In the event that a bank or trust company shall have been appointed as trustee for the holder of the Warrant pursuant to Section
7.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 14 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 2.

           2.4. Expiration. This Warrant shall expire upon the earliest to occur of (i) exercise in full, (ii) May 7, 2006, (iii) in the event that all of the obligations of the Company and its Subsidiaries under the Credit Agreement have been repaid in cash (whether pursuant to a payment in full or pursuant to a discounted payment which has been offered and accepted by all obligees under such obligations), and the commitments to extend credit thereunder cancelled, on the date of such repayment and cancellation or (iv) upon a sale of the Company for cash or cash equivalents provided the Bank has not otherwise elected to put its Securities pursuant to Section 9.1 of the Warrant Purchase Agreement.

3. PUT AND CALL OPTIONS; REGISTRATION RIGHTS. The holder of this Warrant has the right to require the Company to purchase this Warrant and/or Warrant Shares and the Company has the option to purchase this Warrant and/or Warrant Shares, at the times and in the manner specified in Article IX of the Warrant Purchase Agreement. The holder of this Warrant has the right to cause the Company to register Warrant Shares, and any shares issued upon exercise hereof, under the Securities Act and any blue sky or securities laws of any jurisdictions within the United States at the time and in the manner specified in Article VIII of the Warrant Purchase Agreement.

4.         DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

           4.1. Delivery. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

           4.2. Fractional Shares. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event the holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

5.         MAINTENANCE OF WARRANT REGISTER; ASSIGNMENT AND TRANSFER AND
REPLACEMENT.

           5.1 Registered Holders. The Company will maintain a register containing the name and address of the holder of this Warrant. The "registered holder" of this Warrant shall be the Person in whose name such Warrant is registered in said warrant register. Any registered holder of this Warrant may change such holder's address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the registered holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) or delivered to such registered holder at its address as shown on the warrant register.

           5.2 Assignment and Transfer of the Warrant. This Warrant has not been registered under the Securities Act, and neither this Warrant nor the rights evidenced hereby shall be assigned, pledged, transferred or otherwise disposed of unless either (a) this Warrant first shall have been registered under the Securities Act, or (b) such sale or transfer is an exempted transaction under the Securities Act. The registered holder of this Warrant may assign or transfer any portion of this Warrant to an Affiliate or any Bank and the entire Warrant to any other Person provided that such other Person is not substantially engaged in the business of manufacturing, selling or distributing small portable kitchen appliances or small portable home comfort or personal care appliances. Upon surrender of this Warrant to the Company (or any warrant agent appointed pursuant to Section 14 hereof) for transfer as an entirety by the registered holder (as permitted by this Section) at the offices of the Company, with the form of assignment attached hereto completed and duly executed by the registered holder, the Company shall, at the Company's expense, issue a new Warrant of the same denomination to the assignee.

           5.3 Replacement. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of the mutilated Warrant, or (b) in lieu of the Warrant lost, stolen or destroyed, upon receipt of (i) a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction, and (ii) an indemnity satisfactory to the Company.

           5.4 Negotiation. This Warrant, when endorsed in blank, shall be deemed negotiable, and the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other Persons dealing with this Warrant as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

6. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

                      (a) other or additional stock, other securities, cash or property by way of dividend; or

                      (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 8 hereof), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 6) which such holder would have received prior to or would have held on the date of such exercise if on the date hereof it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 6) receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 7 and 8 hereof.

7.         ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

           7.1. Certain Adjustments. In case at any time or from time to time, the Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 6 and 8 hereof.

           7.2. Appointment of Trustee for Warrant Holders Upon Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 7 to a bank or trust company, as trustee for the holder or holders of the Warrant.

           7.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 7, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided in Section 9 hereof.

8.         ADJUSTMENTS FOR STOCK EVENTS.

           8.1. General. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock ("Stock Event"), then the number of shares of Common Stock to be received by the holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event. No adjustment to the Exercise Price shall be made in connection with any adjustment of the number of shares of Common Stock receivable upon exercise of this Warrant, except that the Exercise Price shall be proportionately decreased or increased upon the occurrence of any stock split or other subdivision of the Common Stock; provided that in no event will the Exercise Price be less than the par value of the Common Stock.

           8.2. Other Securities. In case any Other Securities shall have been issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 7 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 8 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this
Section 8 and the other provisions of this Warrant.

           8.3 Other Common Stock Issuances. In case the Company shall issue additional shares of Common Stock, (or shall be deemed to have issued Common Stock, as provided in (a) below) at a Net Consideration Per Share (as defined below) which is less than the Exercise Price in effect at the time of such issuance, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding or deemed outstanding on the date immediately prior to such issuance plus the number of additional shares of Common Stock which could be purchased in connection with such issuance at the Exercise Price then in effect and of which the denominator shall be the number of shares of Common Stock outstanding or deemed outstanding immediately prior to such issuance plus the number of such additional shares of Common Stock issued or deemed issued in connection with such issuance.


           (a) For the purposes of this section 8.3 the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities) shall be deemed to be an issuance of such Common Stock at such time. Any unconditional obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights or convertible or exchangeable securities at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Exercise Price shall be made under this section 8.3 upon the issuance of any shares of Common Stock or convertible or exchangeable securities which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible or exchangeable securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided unless any downward price adjustments or rate adjustments are made with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities subsequent to the date the Exercise Price was initially adjusted. Any adjustment of the Exercise Price pursuant to this section 8.3 which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be recomputed if, as, and when such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Exercise Price effective immediately upon such cancellation or expiration shall be equal to the Exercise Price in effect immediately prior to the time of the issuance of the expired or canceled warrants, options, subscriptions or purchase rights, adjusted as if the expired or canceled warrants, options, subscriptions or purchase rights had not been issued.

           (b) For purposes of this Section 8.3 the "Net Consideration Per Share" received by the Company shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such Common Stock, or for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the Company upon full exercise, exchange or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted. The "Net Consideration Per Share" which may be received by the Company shall be determined in each instance as of the date of issuance of warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities ; provided, however, that the "Net Consideration Per Share" shall be adjusted to reflect any downward price adjustments or rate adjustments which occur with respect to such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities. If a part or all of the consideration received by the Company in connection with the issuance of shares of Common Stock or any of the securities described in this paragraph consists of property other than cash, the Board of Directors of the Company shall in its good faith discretion value such property at fair market value, whereupon such value shall be recorded on the books of the Company as consideration for the property so received.

           (c) This Section 8.3 shall not apply and no adjustment in the Exercise Price shall be made hereunder upon a stock dividend, stock split or other event described in Sections 8.1 and 8.2 (in such instances, adjustments to the Exercise Price shall be governed by Sections 8.1 and 8.2).

           (d) Anything in paragraph to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price as set forth in this Section 8.3 in the case of shares of Common Stock issued or deemed issued: (a) pursuant to a dividend, split, subdivision or other event described in sections 8.1 or 8.2 hereof (in such instances, adjustments to the Exercise Price shall be governed by Sections 8.1 and 8.2); (b) pursuant to the Company's employee incentive plans provided such issuances do not exceed an aggregate amount of 6,232,765 shares (inclusive of the 4,232,765 options outstanding on May 7, 2001) of Common Stock (which number shall be equitably adjusted for any stock split, stock dividend, reclassification of shares or other similar event affecting the Common Stock);

           (d) No adjustment of the Exercise Price shall be made under this section 8.3 if the amount of such adjustment shall be less than $.001 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $.001 per share.

           (f) Upon each adjustment of the Exercise Price pursuant to this section 8.3, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the new Exercise Price.


9. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Organization or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant set forth herein. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding, (iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant and the Warrant Purchase Agreement.

10. ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any event that may require any adjustment or readjustment in the shares of Common Stock issuable on the exercise of this Warrant, the Company at its expense will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (ii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 8) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the Majority Investors holding Warrants may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

11.        NOTICES OF RECORD DATE.  In the event of:

                     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                      (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

                      (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                     (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

12. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Organization to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant.

13. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

           13.1. The term Common Stock means (i) the Company's Common Stock, $.001 par value per share, (ii) any other capital stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clauses
(i) or (ii) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

           13.2. The term Other Securities refers to any stock (other than Common Stock) and other securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 6 or 7 hereof.

14. WARRANT AGENT. The Company may, by written notice to the holder of this Warrant, appoint an agent for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 2 hereof, and exchanging or replacing this Warrant pursuant to the Warrant Purchase Agreement, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

15. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

16. NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

17. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the holder hereof. The provisions of this Warrant are intended to be for the benefit of all holders of this Warrant from time to time and shall be enforceable by any such holder of this Warrant. This Warrant shall be governed by and construed in accordance with the internal laws (and not the conflict of law rules) of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated: May 7, 2001

                                                    THE HOLMES GROUP, INC.


                                                    By:
                                                       ------------------------
                                                              Name:
                                                              Title:

                              FORM OF SUBSCRIPTION


                   (To be signed only on exercise of Warrant)

TO:        The Holmes Group, Inc.


           The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder shares of Common Stock of The Holmes Group, Inc. and herewith makes payment of $ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to __________________, whose address is_____________ .



Dated: ___________________                    _________________________________
                                              (Signature must conform in all
                                              respects to name of the holder as
                                              specified on the face of the
                                              Warrant)


                                              _________________________________
                                                        (Address)

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)


           For value received, the undersigned hereby sells, assigns, and transfers unto ____________ the right represented by the within Warrant to purchase shares_________ of Common Stock of The Holmes Group, Inc., to which the within Warrant relates, and appoints attorney____________ to transfer such right on the books of The Holmes Group, Inc., with full power of substitution in the premises.

                                                _______________________________
                                                (Name of holder)



Dated:                                  By:
       ________________                       _________________________________

                                        Title:
                                              _________________________________



Signed in the presence of:

__________________________